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                                  (BELK LOGO)




NEWS RELEASE
Contact:
Steve Pernotto, Executive Vice President
Belk, Inc.
Charlotte, N.C.
704-426-1890

  JOHN M. BELK ANNOUNCES RETIREMENT AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF
        BELK, INC.; THOMAS M. BELK JR., H.W. MCKAY BELK AND JOHN R. BELK
                       ELECTED TO NEW CORPORATE POSITIONS

CHARLOTTE, N.C., March 11, 2004 - JOHN M. BELK, chairman and chief executive officer of Belk, Inc., today announced that he will retire from the company effective May 26, 2004, after a long and distinguished career during which he served 50 years as chief executive officer. The company's board of directors recognized Mr. Belk's leadership and contributions to the company by naming him Chairman Emeritus of Belk, Inc. at its regular meeting yesterday in Charlotte.

Mr. Belk, son of company founder William Henry Belk, joined the company in 1945, following his service during World War II in the U.S. Army infantry. He began his career working in the Belk store in uptown Charlotte, and subsequently held key top management positions in the company's central buying office organization, the predecessor of Belk Stores Services, Inc. He was first elected chief executive officer of one of the various Belk store corporations in 1953, and has served at the helm of the company since that time. He has held the title of chairman and chief executive officer since 1981.

Mr. Belk's leadership and vision over the past 50 years enabled Belk to become the nation's largest privately owned department store company and one of the South's most successful and respected retailers. Over the past six years, the company has substantially consolidated and streamlined its organizational structure in order to position itself for long-term success and growth. The 112 former Belk store corporations were merged into a new legal entity, Belk, Inc., in 1998, and subsequently the store operating structure was consolidated in 1999, and a new merchandising and marketing organization, including a new merchandise planning and allocation function, was created in 2002. Concurrently, the company has experienced significant improvements in its financial results and shareholder value.

JOHN BELK also announced the appointments of THOMAS M. "TIM" BELK JR., H.W. MCKAY BELK and JOHN R. "JOHNNY" BELK to new corporate positions effective on May 26, 2004, the date of the company's annual stockholders meeting.

TIM BELK, president of store divisions, human resources, real estate and visual presentation, has been named chairman and chief executive officer of Belk, Inc. Reporting to him will be MCKAY BELK, president of merchandising, marketing and merchandise planning and allocation, who has been named president and chief merchandising officer of Belk, Inc., and JOHNNY BELK, president of finance, systems and operations, who has been named president and chief operating officer of Belk, Inc.


                                     -More-



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Areas of responsibility reporting to Tim Belk include finance, legal, and real estate. Areas reporting to McKay Belk include merchandising, marketing, merchandise planning and allocation and visual presentation. Areas reporting to Johnny Belk include store divisions, information technology, human resources and operations.

"This is a perfect time for me to retire," said JOHN BELK. "I'm in good health. The company is stronger today than ever before. And there's no one more capable, qualified and devoted to the continued growth and success of Belk than Tim, McKay and Johnny. The exceptional success and progress of our company over the past five years is a testament to their excellent business acumen and leadership ability. Having record bottom-line results for the past two years made my decision to step down much easier." Mr. Belk will continue to serve the company in a consulting role after his official retirement on May 26th.

TIM BELK expressed gratitude to John Belk and the company's board of directors upon his election to chairman and chief executive officer, "I want to thank John and the entire board for placing their trust and confidence in me. There's certainly no one who can ever replace John or match his dedication and service to this company. However, we pledge to build on the strong foundation that he created for Belk and to continue working along with the thousands of talented associates who are devoted to making our company the best in the industry. I look forward to working together as a team with McKay and Johnny to continue building the business."

ABOUT BELK, INC.
Charlotte, N.C.-based Belk, Inc. is the nation's largest privately owned department store company with 225 stores in 14 Southeastern and Mid-Atlantic states. William Henry Belk founded the company in 1888 in Monroe, N.C.

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(Additional biographical information on John M. Belk, Thomas M. Belk Jr., H.W.
McKay Belk and John R. Belk is included below.)



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JOHN MONTGOMERY BELK, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF BELK, INC.

(ELECTED CHAIRMAN EMERITUS OF BELK, INC. EFFECTIVE ON MAY 26, 2004)


(PHOTO OF JOHN MONTGOMERY BELK)

         John M. Belk, chairman and chief executive officer of Belk, Inc., has been elected chairman emeritus effective on May 26, 2004, in recognition of 60 years of exemplary leadership and service to the company. He is a son of the late William Henry Belk, who founded the first Belk store in Monroe, N.C., in 1888.

         Mr. Belk attended Charlotte public schools and McCallie School in Chattanooga, Tenn., and received a Bachelor of Science degree in economics from Davidson College in 1943. Immediately following graduation from Davidson, he served in World War II in the U.S. Army infantry, attaining the rank of Lieutenant. He was discharged in October 1945, but was recalled to active duty during the Korean War.

         Throughout his career, Mr. Belk has been recognized and honored for his achievements and leadership in his business as well as in his community involvement and philanthropy. He has announced his retirement as chairman and chief executive officer of Belk, Inc. effective on May 26, 2004, the date of the company's annual stockholders meeting.

         Mr. Belk has been active in numerous activities to improve the business climate and the quality of life in Charlotte and the Carolinas. This includes serving as president of the Charlotte Chamber of Commerce in 1964, and serving 8 1/2 years -- from May 1969, to December 1977, as Mayor of the City of Charlotte, one of the longest tenures of any mayor in Charlotte's history. Under John Belk's leadership, Charlotte grew rapidly and emerged as a major financial and distribution center in the Southeast and a shining star among the nation's cities.

        His administration set a positive example of how business and government can work together for the betterment of the community. He has been an avid promoter of Charlotte as a center for air travel. Following his years as mayor he served on the Charlotte Airport Advisory Committee, and was its chairman in 1980.

         Mr. Belk has continued to provide leadership not only to the Belk organization, but to other major corporations and national business and professional associations. He has also provided leadership and financial support to numerous civic and charitable organizations and causes in Charlotte and the Carolinas.

         Mr. Belk is a member of the board of directors of PMC, Inc., a director emeritus of Wachovia Corporation and a former director of Quantum Chemical Corporation, Texas Industries, Inc. and Coca-Cola Bottling Co. Consolidated, Inc.

         He serves on the board of directors, and is a past chairman, of the National Retail Federation and has held national leadership positions with the World Presidents Organization, the American Management Association and The Conference Board.

         Mr. Belk is a member of the board of directors of the Daniel Stowe Botanical Garden, Belmont, N.C., the executive advisory board of the Juvenile Diabetes Foundation and the advisory council of the Carolina Citizens Freedom Foundation. He also serves as chairman of the board of advisors of the Wright Flyer Over the Carolinas organization and as honorary chairman of the Oral History Archives of World War II for the Rotary Club of Charlotte. He is a former executive committee chairman of the North Carolina Employer Support of the Guard and Reserve, a member of the advisory board of the North Carolina Performing Arts Center, and a member of the Carolinas' Partnership.

         He serves on the board of trustees of Davidson College, the board of visitors of the University of North Carolina at Charlotte, the North Carolina Council on Management and Development and the Business Partnership Foundation of the University of South Carolina, Columbia. He is a past member of the board of trustees of Union Theological Seminary.



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JOHN M. BELK, CONTINUED

         Mr. Belk is also a member and former president of the Charlotte Chamber of Commerce, a long-time member and former president of the Presbyterian Hospital Foundation, a member and former director of the Charlotte World Affairs Council, and served as honorary chairman of the USS Charlotte Commissioning Committee. In 1996, he was a member of the Crusade Advisory Committee for the Carolinas Billy Graham Crusade.

         Mr. Belk has headed a number of highly successful fund drives in recent years for Davidson College, the Presbyterian Hospital Foundation, Johnson C. Smith University, the American Lung Association and his church, Myers Park Presbyterian Church, which he serves as an elder.

         Long active in Scouting, Mr. Belk is a Distinguished Eagle Scout and has been awarded Scouting's highest honors, including the Silver Beaver, Silver Antelope and Silver Buffalo awards. He is a past president of the Boy Scouts of America Southeast Region, and serves on the Advisory Council of the BSA National Executive Board. In 1988, the BSA named him a Baden-Powell Fellow.

         Mr. Belk has received numerous local, state and national awards for his business and civic achievements and contributions. He received the National Retail Merchants Association's Gold Medal, the retail industry's highest honor, in 1978, and served as the association's chairman in 1974. He was named North Carolina's Distinguished Citizen of the Year in 1978, and the following year he received the Henry Lawrence Gantt Memorial Award from the American Management Association for distinguished achievement in management as a service to the community.

         In 1980, Mr. Belk was awarded honorary Doctor of Law degrees from Davidson College and Johnson C. Smith University, and in 1981, he received the National Brotherhood Award from the National Conference of Christians and Jews for "distinguished service in the field of human relations."

         In 1988, the North Carolina Citizens for Business and Industry awarded Mr. Belk its annual Citation for Distinguished Citizenship. In 1993, he received the Charlotte Chamber's Citizen of the Carolinas Award, the Quantum Award from the Charlotte World Affairs Council, and was honored along with other members of the Belk family with the University of North Carolina Board of Governors' University Award for distinguished contributions to higher education in North Carolina.

         In 1996, Mr. Belk received the Lifetime Achievement Award from Leadership Charlotte and the Joe Malamo Humanitarian Award from the Tower Club and the Charlotte Touchdown Club. In 1997, he received the World Citizen Award from the Charlotte World Affairs Council. Mr. Belk was honored for his outstanding leadership and management skills in 1998 with the Excellence in Management Award sponsored by the Charlotte Chamber of Commerce, the Charlotte Rotary Club and The Business Journal. He also received a Doctor of Humane Letters degree from Queens College, and the 1998 Friend of Print Award from the North Carolina Press Association.

         In June 2000, he received one of the Carolinas' Ernst & Young Entrepreneur of the Year Awards and in November 2000, he was named a laureate of the 2000 North Carolina Business Hall of Fame by the North Carolina Citizens for Business and Industry and Junior Achievement of the Central Carolinas.

         Other awards he has received include The Ellis Island Medal of Honor presented May 2001, the Order of St. John of Jerusalem, Knight Grand Cross, for distinguished achievement and service to humanity in September 2001, and The Charles William Dabney Society Award from North Carolina State University in April 2002.

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THOMAS M. "TIM" BELK JR., PRESIDENT OF STORE DIVISIONS, HUMAN RESOURCES, REAL
ESTATE AND VISUAL PRESENTATION, BELK, INC.


(ELECTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF BELK, INC. EFFECTIVE ON MAY 26,
2004)
                         (PHOTO OF THOMAS M. BELK JR.)

         Thomas M. Belk Jr., president of store divisions, human resources, real estate and visual presentation of Belk, Inc., has been elected chairman and chief executive officer effective on May 26, 2004.

         He joined the company in 1981 as a management trainee in the Matthews Belk store at Eastridge Mall in Gastonia, N.C., and subsequently was named buyer of boys and young men's merchandise for the Matthews Belk group of stores, and manager of the former Belk store at Dixie Village shopping center in Gastonia.

         In 1985, he joined the Belk Charlotte group as merchandise manager and assistant store manager at the Belk store in Concord, N.C. Over the next four years, he served as divisional merchandise manager for men's and boys, vice president and director of sales promotion, and vice president of human resources for the Charlotte group.

         Mr. Belk was named vice president of real estate, Belk Stores Services, Inc., Charlotte, N.C. in 1991, and subsequently became senior vice president of human resources.

         In 1997, he was elected president of stores and real estate, and the following year was named president of store divisions and real estate of Belk, Inc.

         The Charlotte, N.C., native is a graduate of Williams College in Williamstown, Mass., with a Bachelor of Science degree in economics, and received a master's degree in business administration from the University of North Carolina at Chapel Hill in 1981.

         Mr. Belk serves on the board of directors of Charlotte Country Day School; the board of trustees of the North Carolina Blumenthal Performing Arts Center; and the board of commissioners of Carolinas HealthCare System in Charlotte.

         Additionally, he is a member of the board of directors and a past president of the Boy Scouts of America - Mecklenburg County Council, and a member of the board of directors of the Research Triangle Park Foundation. He is an Elder at Myers Park Presbyterian Church in Charlotte.

         Mr. Belk is the son of the late Thomas M. Belk, longtime president of Belk stores, and Katherine McKay Belk Cook. His grandfather, William Henry Belk, founded the company in 1888 in Monroe, N.C.



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H.W. MCKAY BELK, PRESIDENT OF MERCHANDISING, MARKETING AND MERCHANDISE PLANNING
AND ALLOCATION, BELK, INC.



(ELECTED PRESIDENT AND CHIEF MERCHANDISING OFFICER OF BELK, INC. EFFECTIVE ON MAY 26, 2004)

(PHOTO OF H.W. MCKAY BELK)

         H.W. McKay Belk, president of merchandising, marketing and merchandise planning and allocation of Belk, Inc., has been elected president and chief merchandising officer effective on May 26, 2004. He joined the company in 1979 as a buyer and management trainee in the Matthews Belk group of stores in Gastonia, N.C., and subsequently served as men's wear buyer, general merchandise manager and assistant store manager for the Belk store in Concord, N.C. from 1983 to 1985. For the next two years he served as divisional merchandise manager for the Belk Brothers Company group in Charlotte, N.C., followed by one year as store manager of the Belk store in Rock Hill, S.C.

         In 1988, Mr. Belk was named vice president and general merchandise manager of the Belk Brothers Company group, and in 1991 he joined Belk Stores Services, Inc. as senior vice president of merchandising. He subsequently was named president of merchandising and sales promotion in 1995, and president of merchandising and marketing for Belk, Inc. in 1998. In 2001, he assumed added responsibility for the company's merchandise planning and allocation division.

         The Charlotte, N.C., native is a graduate of the University of North Carolina at Chapel Hill, N.C., with a Bachelor of Science degree in industrial relations, and received a master's degree in business administration from the University of North Carolina at Chapel Hill.

         Mr. Belk is currently a director and chairman of the audit committee of Coca-Cola Consolidated Bottling Co. He is a member of the board of directors of the North Carolina Citizens for Business and Industry; the board of visitors of Charlotte Latin School and the University of North Carolina at Charlotte; the board of trustees of Crossnore School in Crossnore, N.C.; and the Airport Advisory Committee for Charlotte Douglas International Airport. He also has served as chairman of the Charlotte Chamber of Commerce and is a former member of the board of directors of Advantage Carolina.

         Mr. Belk is the son of the late Thomas M. Belk, longtime president of Belk stores, and Katherine McKay Belk Cook. His grandfather, William Henry Belk, founded the company in 1888 in Monroe, N.C.


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JOHN R. BELK, PRESIDENT OF FINANCE, SYSTEMS AND OPERATIONS, BELK, INC.

(ELECTED PRESIDENT AND CHIEF OPERATING OFFICER OF BELK, INC. EFFECTIVE ON MAY 26, 2004)


(PHOTO OF JOHN R. BELK)

         John R. Belk, president of finance, systems and operations of Belk, Inc., has been elected president and chief operating officer effective on May 26, 2004. He was employed with Irving Trust Company from 1981 to 1983, before joining Belk as a management trainee in the men's and boys department at Belk in Greenville, N.C. He subsequently served as a house wares buyer and area merchandise manager for the Matthews Belk store at Eastridge Mall in Gastonia, N.C. from 1986 until 1989, and store manager of the Monroe, N.C. Belk store from 1989 to 1990.

         In 1990, he was named vice president and director of stores for the Belk Brothers Company group in Charlotte, N.C., and two years later was appointed senior vice president of store and group operations of Belk Stores Services, Inc., also in Charlotte. He was promoted to president and chief operating officer of Belk Stores Services, Inc. in 1997, and the following year was named president of finance, systems and operations of Belk, Inc.

         The Charlotte, N.C., native is a graduate of the University of North Carolina in Chapel Hill, N.C., with a Bachelor of Arts degree in economics/political science, and received a master's degree in business administration from the University of Virginia in Charlottesville.

         Mr. Belk serves on the boards of directors of Alltel Corporation, Bank of America Corporation and Ruddick Corporation. He is chairman of Presbyterian Healthcare, a member of the board of trustees of the YMCA of Greater Charlotte and United Way of the Central Carolinas and serves on the Belk School of Business Advisory Board for the University of North Carolina at Charlotte.

         Mr. Belk is the son of the late Thomas M. Belk, longtime president of Belk stores, and Katherine McKay Belk Cook. His grandfather, William Henry Belk, founded the company in 1888 in Monroe, N.C.

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